Exhibit 99

Con Edison, Inc.

Stable, Disciplined, Reliable

American Gas Association Financial Forum – New Orleans, LA

May 1 - 3, 2005

Stable, Disciplined, Reliable

American Gas Association Financial Forum – New Orleans, LA

May 1 – 3, 2005

Joan S. Freilich Executive Vice President & Chief Financial Officer

Robert Hoglund Senior Vice President, Finance

Jan C. Childress Director, Investor Relations; Tel: 212-460-6611

This presentation contains certain forward-looking statements of future expectations and financial measures not determined in accordance with Generally Accepted Accounting Principles (non-GAAP) financial measures. Actual results might differ materially from those projected in the forward looking statements because of factors such as those identified in reports the company has filed with the Securities and Exchange Commission. “Earnings from ongoing operations” excludes the impact of unusual items. Earnings from ongoing operations should not be considered as an alternative to net income, which is an indicator of operating performance determined in accordance with GAAP. Management uses earnings and earnings per share from ongoing operations to facilitate the analysis of the company’s ongoing performance as compared to its internal budgets and previously reported financial results. Management believes that earnings from ongoing operations, although a non-GAAP measure, are also useful and meaningful to investors. Other companies may use different measures to present financial performance.

Investment Highlights

Focused Strategy

Maintain leadership in service reliability

Continue to focus on energy infrastructure investment

Maintain constructive regulatory relationships

Financial Performance and Strength

Dependable and predictable earnings stream

Strong balance sheet, solid credit ratings and ample liquidity

Attractive dividend yield and total return performance

Conservative Business Philosophy

Strong corporate governance

Primarily regulated business

Limited unregulated investments

Disciplined, low-risk approach to unregulated business opportunities

We Never Left The Basics

2004 Net Income*: $629 million – 100%

Con Edison, Inc.

Parent Net Loss: $14 million – (2)%

CECONY

Net Income: $598 million – 95%

O&R

Net Income: $46 million – 7%

Unregulated Energy Subsidiaries

Con Edison Solutions

Net Income: $3 million – 1%

Con Edison Energy

Net Income: $0 – 0%

Con Edison Development

Net Loss: $4 million – (1)%

* 2004 Net Income shown above represents Income from ongoing Operations and excludes the after-tax effect of non-recurring charges totaling $80 million related to the company’s new electric, gas, and steam rate plans. Also excluded from these results are losses from the discontinued operations of Con Edison Communications, reflecting a December 2004 agreement to sell the telecommunications company. Reported Net income for Common Stock – GAAP basis – was $537 million.

Reconciliation of 2004 Reported Net Income and Earnings from Ongoing Operations

Earnings EPS

($            millions)

Reported net income for common stock and earnings per share – GAAP Basis $537 $2.28

One-time rate plan charges 80 0.34

Discontinued operations of Con Edison Communications 12 0.05

Ongoing Operations $629 $2.67

Business Profile

Serves world’s foremost financial, cultural and communication centers

Economy appears to be recovering

Achieved favorable restructuring outcome

Stranded cost recovery

Continued recovery of energy costs

Generation divestiture

Strong cost controls

Nation’s highest electric reliability

Electric

Customers

CECONY: 3.1 million

O&R: 0.3 million

Gas

Customers

CECONY: 1.1 million

O&R: 0.1 million

New York

Pennsylvania

Connecticut

New Jersey

Electric Only

Electric and Gas

Gas Only

Consolidated Edison, Inc.

Serving The World’s Most Demanding Marketplace

Reliable Energy Supply is Crucial to Economic Growth

40 million tourists visited New York City in 2004 – a new record

Hutchinson Metro Center

Bronx

Bank of America Tower

Manhattan

Avalon Chrystie Place

Manhattan

Atlantic Terminal

Brooklyn

Memorial Sloan-Kettering Cancer Center’s Research Building

This new 1.2 million square foot facility is a steam customer

New York City Housing Permits

Number of New Dwelling Units

Represents New 30-Year Record 25,208

30,000

25,000

20,000

15,000

10,000

5,135

5,000

0

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

Electric Peak Load Forecast

Megawatts

1,560

1,530

13,425

1,500

1,465

13,250

Orange & Rockland

1,435

13,025

1,410

12,775

12,600

12,400

Con Edison of New York

2007

2006

2002

2003

2005

2004

Figures for 2002–2004 are actual weather adjusted peak loads.

East River Repowering

Placed in service in April 2005 Estimated rate base addition of $685 million

Dunwoodie Station Transmission Upgrade

Building Substations to Meet Growing Demand

7 World Trade Center – Manhattan

30th Street – Manhattan

Grasslands – Westchester

Supplying New York City’s Electric Needs

Major new substations required to support increased economic growth (2002 - 2010)

2009

2007

2005

2003

2008

2006

2004

2002

2010

Replacement

Con Edison of New York Infrastructure Investment

($            in Millions)

Lower Manhattan Rebuild

East River Repowering

Common Plant

Steam

Gas

Electric

1,700

1,600

1,500

1,400

1,300

1,200

1,100

1,000

900

800

700

600

500

400

300

200

100

0

2003

Actual

$1,167

2004

Actual

$1,235

2005

Budget

$1,492

2006

Forecast

$1,541

2007

Forecast

$1,580

2002

Actual

$1,098

Capital Expenditures

($            in Millions)

$1,541

$1,580

$1,492

$1,235

$1,167

Con Edison of New York

O&R

Unregulated Subsidiaries

$105

$84

$82

$79

$86

$71

$38

$8

$6

$8

2006*

Total $1,635

2005*

Total $1,580

2004

Total $1,352

2003

Total $1,343

2007*

Total $1,672

* Estimated

Growing Earnings Through Infrastructure Investment — An Illustration

Let’s say we spend $1 billion+ each year in cap ex

One-half, or $500 million, is funded through depreciation

The balance of $500 million is funded 50/50 with debt/equity

Earnings on the equity investment at 11% would be approximately $27 million

Represents 3% to 4% growth in net income

Consolidated Edison, Inc.

Regulatory Update Financial Strength

Rate Agreements Provide Regulatory Stability with Incentives

Long history of constructive rate agreements

Current recovery of energy costs

Financial incentives for improved performance

Average earned ROE from ongoing operations for past 10 years is approximately 11.8%

Rate agreements ending:

Con Ed of NY: Electric – 3/08; Gas – 9/07; Steam – 9/06

O&R: Electric – 10/06; Gas – 10/06

Con Edison of New York Summary of Electric Rate Plan

Three-year rate plan: April 1, 2005 – March 31, 2008

Rate increases

First year increase - $104.6 million (1.3%)

Second year rate freeze

Third year increase - $220.4 million (2.3%)

Accounting credits totaling $550 million over three years

Retain first $60 million of revenues from transmission congestion contracts in each year

Full recovery of fuel and purchased power costs

Earnings Sharing

Earnings threshold 11.4%

11.4% to 13.0% - 50/50 sharing

Above 13.0% - 25/75 sharing (shareholder/customer)

Equity ratio – actual ratio up to 50%

Con Edison of New York Summary of Electric Rate Plan

Rate Base

$9.3 billion in rate year 1

$9.6 billion in rate year 2

$10.3 billion in rate year 3

Reconciliations

Full reconciliation of T&D rate base

Pension and retiree health expenses, and environmental remediation costs

Property taxes and interference costs above or below 2.5% band

One-time pretax charge of $100 million taken in 2004 to resolve certain issues

Incentives for migration of electric customers to retail access and demand-side management activities. Potential penalties tied to reliability standards.

Con Edison of New York Summary of Gas and Steam Rate Plans

Rate Periods

Gas – 3 years: October 2004 through September 2007

Steam – 2 years: October 2004 through September 2006

Rate Increases (effective October 1st of each year)

Gas

2004 - $46.8 million

In addition, first $35 million of non-firm revenues will be retained by the Company

Steam

2004 - $49.6 million

2005 - $27.4 million

Earnings Sharing Levels – 50/50 sharing over 11.75% ROE for both gas and steam

Con Edison of New York Summary of Gas and Steam Rate Plans

Increases reflect a one-time pretax charge of $17.5 million for gas and $6.2 million for steam, to resolve certain issues

Steam carrying costs for East River Repowering Project to be recovered through fuel rider

Reconciliations

Pension and OPEB costs, property taxes, environmental remediation and interference. Also have the ability to petition for recovery of major new infrastructure projects

Continued gas weather normalization clause and full recovery of fuel costs

Incentive for migration of gas customers to retail access

Incentive for non-firm gas transactions

20% of annual revenues between $35 million and $50 million

25% of annual revenues between $50 million and $70 million

10% of annual revenues above $70 million

Orange and Rockland Summary of Rate Plans

Rate Periods

Electric – July 2003 through October 2006

Gas – November 2003 through October 2006

Rate Increases

Gas

Effective November 2003 - $9.3 million

Effective November 2004 - $9.3 million

Effective November 2005 - $5.0 million

Earnings Sharing Levels

Electric – 12.75%

Gas – 11.0% with incentives

Rate Base (as of December 31, 2004)

($ millions)

Con Edison of New York

Electric $ 9,225

Gas $ 1,935

Steam $ 575

Orange and Rockland Utilities

Pike Gas $ 1

Pike Electric $ 8

Rockland Electric $ 136

O&R Gas $ 180

O&R Electric $ 360

Total Rate Base $ 12,420 *

* Does not include the East River Repowering Steam/Electric Plant (estimated rate base of $685 million) that went into service in April 2005

2005 First Quarter Earnings Per Share of $0.75

Major Factors Affecting Earnings Per Share

2005 Compared with 2004 EPS Variation ($)

Con Edison of New York:

Sales growth (estimated) $0.04

Impact of weather in 2005 vs. 2004 (est.) (0.01)

Gas rate changes (estimated) 0.04

Retention of non-firm gas revenues 0.04

Steam rate changes (estimated) 0.09

Increased pensions and other post-retirement benefits costs (0.06)

Higher operation and maintenance expense (0.04)

Higher depreciation and property tax expense (0.04)

Other (0.03)

Total Con Edison of NY 0.03

Orange & Rockland Utilities -

Unregulated energy subsidiaries 0.02

Total earnings per share variation from continuing operations $0.05

Discontinued operations – Con Edison Communications 0.01

Total earnings per share variation $0.06

The earnings per share variations shown above include the dilutive effect of a higher weighted average number of common shares outstanding in the 2005 period (243 million shares) than in the 2004 period (226 million shares). The company confirmed its previous forecast of 2005 earnings in the range of $2.75 to $2.90 per share in an April 21, 2005 press release.

Balance Sheet Strength and Flexibility (as of March 31, 2005)

1.5%

Long-Term Debt

Preferred Stock

49.9%

48.6%

Common Equity

Issued $245.5 million in Con Edison of NY tax-exempt bonds in January 2004

Issued $400 million in Con Edison of NY debentures in February 2004

Issued $512 million in common stock in May 2004

Issued $350 million in Con Edison of NY debentures in March 2005

Issued $40 million in Orange and Rockland debentures in March 2005

Raising equity through DRIP and employee stock plans (approximately $112 million in 2004)

Superior Credit Quality

Standard and Poor’s Business Position “2” for holding company and both regulated utilities

A2 / A- / A- Senior unsecured ratings – holding company

A1 / A / A+ Senior unsecured ratings – regulated businesses

P-1 / A-1 / F1 Commercial paper ratings

No ratings triggers

Transparent financials

A Compelling Dividend Record: 31 Consecutive Years of Dividend Increases

Annualized Dividend 1975 - 2005

Only utility in S&P 500 with 25 or more consecutive years of dividend increases

$2.50

$2.28

$2.00

$1.50

$1.00

$0.50

$0.30

1993

1995

1997

1999

2001

2003

2005

1975

1977

1981

1983

1984

1989

1991

1979

1986

Total Average Annual Return to Shareholders

Period Ending March 31, 2005 (%)

24.1

Con Edison

12.9

13.9

10.8

10.6

S&P Electrics

10.8

6.7

S&P 500 Index

0.9

-3.2

5 Year

1 Year

10 Year

Source: Standard and Poor’s, Bloomberg

Investment Highlights

Maintain leadership in service reliability

Continue to focus on energy infrastructure investment

Maintain constructive regulatory relationships

Focused Strategy

Financial Performance and Strength

Dependable and predictable earnings stream

Strong balance sheet, solid credit ratings and ample liquidity

Attractive dividend yield and total return performance

Conservative Business Philosophy

Strong corporate governance

Primarily regulated business

Limited unregulated investments

Disciplined, low-risk approach to unregulated business opportunities

conEdison, inc.